Dreyfus Opportunistic U.S. Stock Fund
Summary Prospectus May 1, 2015
Class Ticker A DOSAX C DOSCX I DOSIX Y DOSYX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS (inside the U.S. only) or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated May 1, 2015 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section beginning on page 10 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	.75	.75	.75	.75
Distribution (12b-1) fees	none	.75	none	none
Other expenses (including shareholder services fees) **	1.11	1.25	.86	.85
Total annual fund operating expenses***	1.86	2.75	1.61	1.60
Fee waiver and/or expense reimbursement	(.66)	(.80)	(.66)	(.65)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.20	1.95	.95	.95

*Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.
**Other expenses for Class Y are based on estimated amounts for the current fiscal year.
***The fund's adviser, The Dreyfus Corporation, has contractually agreed, until May 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.95%. On or after May 1, 2016, The Dreyfus Corporation may terminate this expense limitation at any time.

6316SP0515

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$690	$1,066	$1,465	$2,579
Class C	$298	$778	$1,384	$3,022
Class I	$97	$443	$814	$1,855
Class Y	$97	$441	$809	$1,845

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$690	$1,066	$1,465	$2,579
Class C	$198	$778	$1,384	$3,022
Class I	$97	$443	$814	$1,855
Class Y	$97	$441	$809	$1,845

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 111.14% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of publicly traded companies located in the United States. The fund may invest in the stocks of companies of any market capitalization and may hold growth or value stocks or a blend of both. The fund's portfolio construction combines a fundamental, bottom-up research process with macro insights and risk management. The fund's portfolio managers, supported by a team of research analysts, use a disciplined opportunistic investment approach to identify stocks of companies that the portfolio managers believe are trading materially below their intrinsic market value, have strong or improving fundamentals and have a revaluation catalyst.

The fund seeks exposure to stocks and sectors that the fund's portfolio managers perceive to be attractive from a valuation and fundamental standpoint. Portfolio position sizes and sector weightings reflect the collaborative investment process among the fund's portfolio managers and research analysts. The portfolio managers also assess and manage the overall risk profile of the fund's portfolio.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can

Dreyfus Opportunistic U.S. Stock Fund Summary	2

punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q1, 2012: 16.44% Worst Quarter Q2, 2012: -7.09%
The year-to-date total return of the fund's Class A shares as of March 31, 2015 was 2.85%.

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

For the fund's Class Y shares, periods prior to the inception date reflect the performance of the fund's Class I shares. Such performance figures have not been adjusted to reflect applicable class expenses.

Average Annual Total Returns (as of 12/31/14) Class (Inception Date)
	1 Year	Since Inception (12/20/2011)
Class A returns before taxes (12/20/11)	1.60%	21.44%
Class A returns after taxes on distributions	-0.04%	19.04%
Class A returns after taxes on distributions and sale of fund shares	1.56%	17.26%
Class C returns before taxes (12/20/11)	5.97%	22.87%
Class I returns before taxes (12/20/11)	8.12%	24.12%
Class Y returns before taxes (5/1/15)	8.12%	24.12%
Russell 3000 Value Index reflects no deduction for fees, expenses or taxes	12.56%	20.51%*

*For comparative purposes, the value of the Index on 12/31/11 is used as beginning value on 12/20/11.

Dreyfus Opportunistic U.S. Stock Fund Summary	3

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).

Investment decisions for the fund have been made since the fund's inception in December 2011 by a team of investment professionals led by David A. Daglio, CFA and Elizabeth Slover. Mr. Daglio is a senior managing director and the lead portfolio manager on the U.S. opportunistic value strategies at The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus. Ms. Slover is a senior managing director and the director of the core research team at TBCAM. Mr. Daglio and Ms. Slover also are employees of Dreyfus.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

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